EXHIBIT 10(RR)


                                 AMENDMENT NO. 2
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                    ----------------------------------------


            THIS AMENDMENT NO. 2 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is made and entered into as of November 21, 2002, by and among FPIC INSURANCE GROUP, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (the "Lenders"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent") and in its capacity as Collateral Agent for the Lenders (the "Collateral Agent"), and is joined by certain subsidiaries of the Borrower, as Subsidiary Guarantors (the "Subsidiary Guarantors") pursuant to the Joinder of Subsidiary Guarantors attached hereto.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Term Loan Agreement, dated as of August 31, 2001, as amended by that certain Amendment No. 1 to Revolving Credit and Term Loan Agreement, dated as of March 25, 2002 (as amended, the "Existing Credit Agreement"), pursuant to which the Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower (provided, subject to the terms and conditions of the Existing Credit Agreement, such Letters of Credit may be issued on behalf of the Borrower or, if requested by the Borrower, on behalf of any Subsidiary), all upon the terms and subject to the conditions specified in the Existing Credit Agreement; and

            WHEREAS, the Borrower, the Lenders, the Administrative Agent and, by joinder hereto, the Subsidiary Guarantors, have agreed to modify and amend the Existing Credit Agreement as set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Borrower, the Lenders, the Administrative Agent and, by joinder hereto, the Subsidiary Guarantors, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

            Section 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms as used in this Amendment, including the preamble and recitals, have the meanings set forth below:

                        "Amended Credit Agreement" shall mean the Existing
            Credit Agreement, as amended hereby.

                        "Amendment No. 2 Effective Date" shall have the meaning
            assigned to such term in Article IV.

            Section 1.2 Other Definitions. Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

                                   ARTICLE II

                        AMENDMENTS TO EXISTING AGREEMENT
                        --------------------------------

            Except as otherwise set forth in Section 2.14, effective as of the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II as follows:

            Section 2.1 Amendment to Section 1.1 - Definitions. Section 1.1 - Definitions of "ARTICLE I - DEFINITIONS; CONSTRUCTION" of the Existing Credit Agreement is hereby amended to delete the definitions of the terms "Collateral" and "Consolidated Total Debt" in their entirety and to insert the following new definitions for such terms in their place:

                        "Collateral" shall mean a collective reference to the
            "Collateral" which is identified in, and at any time will be covered by, each Stock Pledge Agreement and/or each Liquid Collateral Pledge Agreement, as applicable.

                        "Consolidated Total Debt" shall mean, as of any
            date of determination, all Indebtedness of the Borrower and its Subsidiaries that would be reflected on a consolidated balance sheet of the Borrower prepared in accordance with GAAP as of such date (other than Indebtedness described in clause (k) of the definition thereof); provided, that there shall be excluded from Consolidated Total Debt the stated amount of Letters of Credit provided in connection with reinsurance arrangements as to those states in which any of the Insurance Subsidiaries are not qualified to sell insurance products; and further provided, that for purposes of determining the "Applicable Margin" and the "Applicable Percentage" as set forth in the definitions thereof and, in addition, for purposes of calculating the financial covenants set forth in Sections 6.1, 6.2 and 6.3, there shall be excluded from Consolidated Total Debt the dollar amount (or value) of any Liquid Collateral securing the Loans.

            Section 2.2 Amendment to Section 1.1 - Definitions. Section 1.1 - Definitions of "ARTICLE I - DEFINITIONS; CONSTRUCTION" of the Existing Credit Agreement is hereby amended to add the definitions of the terms "Liquid Collateral Control Agreements", "Liquid Collateral Pledge Agreements", "Combined Gross Premiums Written" and "Liquid Collateral" in their proper alphabetical order as follows:

                        "Liquid Collateral Control Agreements" shall mean,
            collectively, (a) that certain Control Agreement, dated as of November 12, 2002, executed by and among the Borrower, Mercantile Bank and the Collateral Agent, and (b) each additional control agreement required to be executed by each collateral assignment of Liquid Collateral, substantially in the form referenced in clause
            (a) above, executed by and among the Borrower, the holder of such Liquid Collateral (if not the Collateral Agent) and the Collateral Agent and any and all modifications, amendments, supplements or restatements thereof.

                        "Liquid Collateral Pledge Agreements" shall mean,
            collectively, (a) that certain Collateral Assignment of Certificate of Deposit, dated as of November 13, 2002, executed by the Borrower in favor of the Collateral Agent for the benefit of the Lenders, and
            (b) each additional collateral assignment of Liquid Collateral, substantially in the form referenced in clause (a) above, executed by the Borrower in favor of the Collateral Agent for the benefit of the Lenders, and any and all modifications, amendments, supplements or restatements thereof.

                        "Combined Gross Premiums Written" shall mean, with
            respect to the Insurance Subsidiaries as of any date on a combined basis, the sum of gross premiums written as of such date by each such Insurance Subsidiary as determined in accordance with SAP.

                        "Liquid Collateral" shall mean, collectively, all
            certificates of deposit or other liquid collateral approved by the Administrative Agent pledged to the Collateral Agent pursuant to each Liquid Collateral Pledge Agreement.

            Section 2.3 Amendment to Section 2.4 - Term Loan Commitments.
Section 2.4 - Term Loan Commitments of "ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement is hereby amended to delete such
Section in its entirety and to insert the following new Section 2.4 in its place:

                        Section 2.4 Term Loans; Security.

                        (a) Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan
            (each, a "Term Loan") to the Borrower on the Closing Date in a principal amount not to exceed the Term Loan Commitment of such Lender; provided, that if for any reason the full amount of such Lender's Term Loan Commitment is not fully drawn on the Closing Date, the undrawn portion thereof shall automatically be cancelled. The Term Loans may be, from time to time, Base Rate Loans or Eurodollar Loans or a combination thereof. The execution and delivery of this Agreement by the Borrower and the satisfaction of all conditions precedent pursuant to Section 3.1 shall be deemed to constitute the Borrower's request to borrow the Term Loans on the Closing Date.

                        (b) The Term Loans shall be secured by the Liquid Collateral pursuant to the Liquid Collateral Pledge Agreements. The Term Loans and the Revolving Loan shall be cross-collateralized. Accordingly, all Collateral at any time securing the Term Loan shall also secure the Revolving Loan, and vice versa.

            Section 2.4 Amendment to Section 2.10 - Prepayments. Section 2.10 - Prepayments of "ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement is hereby amended to delete Section 2.10(a) in its entirety and to insert the following new Section 2.10(a) in its place:

                        (a)  Mandatory Prepayments; Mandatory Liquid
            Collateral. The Borrower shall be required to make mandatory principal prepayments from (i) 100% of the Net Cash Proceeds (including all Net Cash Proceeds received on any purchase money Indebtedness held by the recipient of such Net Cash Proceeds) from any Asset Disposition, and (ii) 100% of Net Cash Proceeds received from any Equity Issuance or Debt Issuance. In each such case, the Borrower will deliver to the Administrative Agent, concurrently with such prepayment, a certificate signed by a Responsible Officer, in form and substance satisfactory to the Administrative Agent, setting the forth the calculation of such Net Cash Proceeds. Additionally, the Borrower shall be required (i) to make mandatory principal prepayments on the Term Loans and/or (ii) to provide Liquid Collateral, in form and substance acceptable to the Administrative Agent, for the Loans (A) quarterly, in the amount of $350,000.00 on or before each of March 31, 2003, June 30, 2003, September 30, 2003 and December 31, 2003, and (B) in the amount of $1,312,500.00 on or before each of March 31, 2004 and June 30, 2004. All mandatory prepayments shall be applied as follows: first, to the Term Loans to the remaining amortization payments in inverse order of maturity, second, after all Term Loans have been repaid, to the Revolving Loans (with a corresponding permanent reduction in the Revolving Commitments), and last, after all Revolving Loans have been repaid, to a cash collateral account in respect of the LC Exposure. Further, if at any time after the Closing Date, the sum of the aggregate outstanding Revolving Credit Exposures of all Lenders shall exceed the aggregate Revolving Commitments of all Lenders, the Borrower shall immediately prepay the Revolving Loans in an amount sufficient to eliminate such excess. Within the parameters of the application set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 2.10(a) shall be subject to Section 2.17 and be accompanied by interest on the principal amount prepaid through the date of prepayment in accordance with Section 2.11(c).

            Section 2.5 New Section 4.25 - Liquid Collateral Pledge Agreements. A new Section 4.25 - Liquid Collateral Pledge Agreements is hereby added to "ARTICLE IV REPRESENTATIONS AND WARRANTIES" of the Existing Credit Agreement as follows:

                        Section 4.25 Liquid Collateral Pledge Agreements. Upon the execution and delivery of each Liquid Collateral
            Pledge Agreement and each respective Liquid Collateral Control Agreement, the Collateral Agent shall have a valid, perfected first priority and enforceable Lien on the Collateral referred to therein and encumbered thereby.

            Section 2.6 Amendment to Section 5.12 - A.M. Best Rating. Section
5.12 - A.M. Best Rating of "ARTICLE V AFFIRMATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 5.12 in its place:

                        Section 5.12 A.M. Best Rating. The Borrower will cause First Professionals at all times to be rated "B++" or higher, itself or as part of an insurance company group so rated, by A.M. Best Company.

            Section 2.7 New Section 5.15 - Additional Mandatory Prepayment; Collateral. A new Section 5.15 - Additional Mandatory Prepayment; Collateral is hereby added to "ARTICLE V AFFIRMATIVE COVENANTS" of the Existing Credit Agreement as follows:

                        Section 5.15 Additional Mandatory Prepayment; Collateral. The Borrower, no later than January 31, 2003, will make a mandatory prepayment of the outstanding principal balance of the Term Loans in the amount of $1,000,000.00 or, alternatively, will pledge to the Collateral Agent not less than $1,000,000.00 in additional Liquid Collateral, in form and substance acceptable to the Administrative Agent, to further secure the Loans, all as required by the temporary forbearance agreement previously executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders. Thereafter, the Borrower, no later than January 31, 2004, either will (a) fully repay the Term Loans, (b) fully secure the Term Loans with Liquid Collateral, in form and substance acceptable to the Administrative Agent, or (c) pay to the Lenders an additional fee of $1,000,000.00.

            Section 2.8 Amendment to Section 6.2 - Consolidated Total Debt to Cash Flow Available for Debt Service Ratio. Section 6.2 - Consolidated Total Debt to Cash Flow Available for Debt Service Ratio of "ARTICLE VI FINANCIAL COVENANTS" of the Existing Credit Agreement is hereby amended to delete such
Section in its entirety and to insert the following new Section 6.2 in its place:

                        Section 6.2 Consolidated Total Debt to Cash Flow Available for Debt Service Ratio. The Borrower and its Subsidiaries will have, as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending December 31, 2002, a Consolidated Total Debt to Cash Flow Available for Debt Service Ratio of not greater than 3.0:1.0, calculated on a rolling four-quarter basis.

            Section 2.9 Amendment to Section 6.4 - Consolidated Net Worth.
Section 6.4 - Consolidated Net Worth of "ARTICLE VI FINANCIAL COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 6.4 in its place:

                        Section 6.4 Consolidated Net Worth. The Borrower and its Subsidiaries will have, as of the end of each fiscal quarter of the Borrower, a Consolidated Net Worth (excluding other comprehensive income/loss) in an amount equal to or greater than the sum of (a) $150,000,000, plus 50% of Consolidated Net Income on a cumulative basis accrued subsequent to September 30, 2002, commencing with the fiscal quarter ending December 31, 2002, all determined in accordance with GAAP; provided, that if Consolidated Net Income is negative in any fiscal quarter the amount added for such fiscal quarter shall be zero and such negative

            Consolidated Net Income shall not reduce the amount of Consolidated Net Income added from any previous fiscal quarter, plus (b) 100% of the Net Cash Proceeds from any Equity Issuance.

            Section 2.10 Amendment to Section 6.5 - Combined Adjusted Capital to Combined Risk-Based Capital Ratio. Section 6.5 - Combined Adjusted Capital to Combined Risk-Based Capital Ratio of "ARTICLE VI FINANCIAL COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 6.5 in its place:

                        Section 6.5 Combined Adjusted Capital to Combined Risk-Based Capital Ratio. The Insurance Subsidiaries will have, as of the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2002, a Combined Adjusted Capital to Combined Risk-Based Capital Ratio of not less than 3.0:1.0 determined in accordance with SAP.

            Section 2.11 Amendment to Section 6.6 - Combined Net Premiums Written to Combined Statutory Capital and Surplus Ratio. Section 6.6 - Combined Net Premiums Written to Combined Statutory Capital and Surplus Ratio of "ARTICLE VI FINANCIAL COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 6.6 in its place:

                        Section 6.6 Combined Net Premiums Written to Combined Statutory Capital and Surplus Ratio. The Insurance Subsidiaries will have, as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending December 31, 2002, a Combined Net Premiums Written to Combined Statutory Capital and Surplus Ratio of not greater than 1.75:1.0, calculated on a rolling four-quarter basis and determined in accordance with SAP.

            Section 2.12 New Section 6.7 - Combined Gross Premiums Written to Combined Statutory Capital and Surplus Ratio. A new Section 6.7 - Combined Gross Premiums Written to Combined Statutory Capital and Surplus Ratio is hereby added to "ARTICLE VI FINANCIAL COVENANTS" of the Existing Credit Agreement as follows:

                        Section 6.7 Combined Gross Premiums Written to Combined Statutory Capital and Surplus Ratio. The Insurance Subsidiaries will have, as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending December 31, 2002, a Combined Gross Premiums Written to Combined Statutory Capital and Surplus Ratio of not greater than 2.75:1.0, calculated on a rolling four-quarter basis and determined in accordance with SAP.

            Section 2.13 Amendment to Section 7.5 - Restricted Payments. Section
7.5 - Restricted Payments of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 7.5 in its place:

                        Section 7.5 Restricted Payments. The Borrower will not, and will not permit its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or Indebtedness subordinated to the Obligations of the Borrower or any options, warrants, or other rights to purchase such common stock or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (a) dividends payable by the Borrower solely in shares of any class of its common stock, (b) Restricted Payments made by any Subsidiary to the Borrower or to another Subsidiary Loan Party and by any Subsidiary Controlled by an Insurance Subsidiary to such Insurance Subsidiary or to another Subsidiary Controlled by such Insurance Subsidiary, and (c) cash dividends paid on, and cash redemptions of, the common stock of the Borrower; provided, that (i) no Default or Event of Default has occurred and is continuing at the time such dividend is paid or redemption is made, and (ii) the aggregate amount of all such Restricted Payments made by the Borrower in any fiscal year does not exceed 50% of Consolidated Net Income (if greater than $0) earned during the immediately preceding fiscal year. Notwithstanding the foregoing, the Borrower will not repurchase any of its Capital Stock without the prior written consent of the Required Lenders.

            Section 2.14 Amendment to Schedule I - Pricing Grid. Schedule I - Pricing Grid to the Existing Credit Agreement is hereby amended to delete such
Schedule in its entirety and to insert the following new Schedule I in its place:

                                   Schedule I

                                  PRICING GRID
                                  ------------


               Consolidated Total Debt                          Applicable Margin                      Applicable Percentage
                         to                                        (per annum)                              (per annum)
             Consolidated Total Capital
    ------------------------------------------ ----------------------------------------------------- -----------------------------
                                                       Base Rate                 Eurodollar               Commitment Fee
    ------------------------------------------ -------------------------- -------------------------- -----------------------------

    Level I:  < 20%                                      1.75%                      2.75%                      0.30%
    ------------------------------------------ -------------------------- -------------------------- -----------------------------

    Level II:  => 20% and < 25%                          2.00%                      3.00%                      0.35%
    ------------------------------------------ -------------------------- -------------------------- -----------------------------

    Level III:  => 25%                                   2.25%                      3.25%                      0.40%
    ------------------------------------------ -------------------------- -------------------------- -----------------------------


            Notwithstanding any other provisions of this Amendment, the new Pricing Grid set forth above shall be effective and applicable on and after November 23, 2002 and, accordingly, the Borrower acknowledges and agrees that from and after November 23, 2002, the Applicable Margin and the Applicable Percentage each shall be at Level II until delivery to the Administrative Agent of the Borrower's financial statements required by Section 5.1(b) of the Existing Credit Agreement and the compliance certificate required by Section 5.1(e) of the Existing Credit Agreement for the fiscal quarter ending December 31, 2002 and for each fiscal quarter thereafter, at which time such Applicable Margin and Applicable Percentage shall be reset as provided in the Amended Credit Agreement.

                                   ARTICLE III

                    CONSENT AND WAIVER OF COVENANT VIOLATION
                    ----------------------------------------

            Section 3.1 Consent and Waiver. Under the terms and conditions of
Section 5.12 - A.M. Best Rating of "ARTICLE V - AFFIRMATIVE COVENANTS" of the Existing Credit Agreement, the Borrower was required to cause First Professionals at all times to be rated "A-" or higher, itself or as part of an insurance company group so rated, by A.M. Best Company. The Borrower acknowledges and agrees that the Borrower is not in compliance with this covenant and, as a result thereof, the Borrower has requested that the Lenders waive such covenant non-compliance. In consideration of the covenants and agreements set forth in this Amendment, the Administrative Agent and the Lenders, pursuant to Section 10.2(b) of the Existing Credit Agreement, hereby agree, effective as of the Amendment No. 2 Effective Date, to waive the Borrower's non-compliance with the A.M. Best Rating covenant set forth in
Section 5.12 of the Existing Credit Agreement prior to the Amendment No. 2 Effective Date; provided, that the Borrower shall be in full compliance with such A.M. Best Rating covenant (as modified as set forth in Section 2.6) at all times after the Amendment No. 2 Effective Date.

            Section 3.2 No Future Waiver. The waiver set forth in Section 3.1 is a one-time waiver, applicable only to the Borrower's non-compliance with the A.M. Best Rating covenant set forth in Section 5.12 of the Existing Credit Agreement prior to the Amendment No. 2 Effective Date, and shall not be construed to be (a) a waiver as to future compliance with Section 5.12 of the Amended Credit Agreement,

(b) a waiver of any Default or Event of Default that may now or hereafter exist, or (c) an amendment of or modification to the Existing Credit Agreement. The Administrative Agent and the Lenders hereby reserve all of their rights, powers and remedies under the Amended Credit Agreement, after giving effect to this Amendment, and applicable law.


                                   ARTICLE IV

                           CONDITIONS TO EFFECTIVENESS
                           ---------------------------

            This Amendment shall be and become effective as of the date hereof (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Article IV shall have been satisfied, as reasonably determined by the Administrative Agent, and thereafter, this Amendment shall be known, and may be referred to, as "Amendment No. 2":

            Section 4.1 Approval by Required Lenders. The Required Lenders shall have approved the modifications and amendments set forth in this Amendment, such approval to be evidenced by such Required Lenders' execution of counterparts of this Amendment as set forth in Section 4.2.

            Section 4.2 Execution of Counterparts. The Administrative Agent shall have received (including by telecopy) counterparts of this Amendment that shall have been duly executed on behalf of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders.

            Section 4.3 Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Administrative Agent and its counsel shall have received all information, legal opinions and other documents, and such counterpart originals or such certified or other copies of such originals as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

            Section 4.4 Payment of Waiver/Modification Fee. The Borrower shall have paid to the Administrative Agent a waiver/modification fee in connection with this Amendment in an amount equal to 0.25% multiplied by the aggregate Commitments, such fee being for the account of each Consenting Lender (as defined below) and payable pro rata based on the ratio of such Consenting Lender's Commitment to the aggregate of all such Consenting Lenders' Commitments; provided, that such fee shall be payable only to those Lenders (each, a "Consenting Lender," and collectively, the "Consenting Lenders") that shall have returned (including via telecopy addressed to Edward E. Wooten at 407-237-4076 with delivery of original to follow as required by Section 5.5) executed signature pages to this Amendment on or before the close of business on November 22, 2002, as directed by the Administrative Agent.

            Section 4.5 Payment of Other Fees and Expenses. The Borrower shall have paid all out-of-pocket costs and expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment.


                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

            Section 5.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Loan Documents, (b) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date), (c) since the date of the most recent financial statements of the Borrower described in Section 5.1(a) or (b) of the Existing Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect, and (d) the Loan Documents are legal, valid and binding obligations of the respective Loan Parties and are enforceable by the Administrative Agent and the Lenders, as applicable, against such Loan Parties in accordance with their respective terms.

            Section 5.2 Cross References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

            Section 5.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

            Section 5.4 Loan Documents. The Borrower and the Subsidiary Guarantors hereby confirm and agree that the Loan Documents are, and shall continue to be, in full force and effect and hereby ratify and approve in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of this Amendment, all references in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

            Section 5.5 Counterparts, Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party; provided, any party executing this Amendment by facsimile signature agrees to promptly provide six (6) original executed copies of this Amendment to Administrative Agent.

            Section 5.6 Governing Law; Etc. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Section
10.5 - Governing Law; Jurisdiction; Consent to Service of Process of "ARTICLE X
- MISCELLANEOUS" of the Existing Credit Agreement, which terms and provisions are incorporated herein by reference.

            Section 5.7 No Other Modifications. Except as hereby amended, no other term, condition or provision of the Existing Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

            Section 5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.





              [The remainder of this page intentionally left blank]

                        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed [under seal in the case of the Borrower] by their respective duly authorized officers as of the day and year first above written.


                                        FPIC INSURANCE GROUP, INC.



                                        By:    /s/ Kim D. Thorpe
                                            ------------------------------------
                                            Name:  Kim D. Thorpe
                                            Title: Executive Vice President
                                                   and Chief Financial Officer


                                                                         [SEAL]




                                        SUNTRUST BANK
                                        as Administrative Agent, as Collateral
                                        Agent, as Issuing Bank, and as a
                                        Lender



                                        By:   /s/ Edward E. Wooten
                                            ------------------------------------
                                              Name:  Edward E. Wooten
                                              Title: Director

                                        Revolving Commitment:  $19,431,818
                                        Term Loan Commitment:  $ 6,045,455

                                        COMPASS BANK



                                        By:   /s/ C. French Yarbrough, Jr.
                                            ------------------------------------
                                              Name:  C. French Yarbrough, Jr.
                                              Title: Senior Vice President

                                        Revolving Commitment:  $6,818,182
                                        Term Loan Commitment:  $2,121,212

                                        BROWN BROTHERS HARRIMAN & CO.



                                        By:    /s/ W. Carter Sullivan
                                            ------------------------------------
                                              Name:  W. Carter Sullivan
                                              Title: Partner

                                        Revolving Commitment:  $4,431,818
                                        Term Loan Commitment:  $1,378,788

                                        REGIONS BANK



                                        By:   /s/ Anthony Nigro
                                            ------------------------------------
                                              Name:  Anthony Nigro
                                              Title: Vice President

                                        Revolving Commitment:  $3,409,091
                                        Term Loan Commitment:  $1,060,606

                                        CAROLINA FIRST BANK



                                        By: ____________________________________
                                              Name:  Charles D. Chamberlain
                                              Title: Executive Vice President

                                        Revolving Commitment:  $3,409,091
                                        Term Loan Commitment:  $1,060,606

                        JOINDER OF SUBSIDIARY GUARANTORS
                        --------------------------------


            The undersigned, each being a Subsidiary Guarantor, do hereby acknowledge and consent to, and agree to be bound by, the foregoing modifications and amendments to the Existing Credit Agreement as set forth in this Amendment and to each of the other terms and conditions thereof, and agree that the Subsidiary Guaranty shall continue in full force and effect and binding upon and enforceable against such Subsidiary Guarantors in accordance with its terms from and after the date hereof.

            Dated as of the 21st day of November, 2002.


                                        FPIC INSURANCE AGENCY, INC.


                                        By:   /s/ Kim D. Thorpe
                                            ------------------------------------
                                              Name:  Kim D. Thorpe
                                              Title: Vice President and
                                                     Treasurer


                                        EMPLOYERS MUTUAL, INC.


                                        By:   /s/ Kim D. Thorpe
                                            ------------------------------------
                                              Name:  Kim D. Thorpe
                                              Title: Vice President


                                        PROFESSIONAL STRATEGY OPTIONS, INC.


                                        By:   /s/ Kim D. Thorpe
                                            ------------------------------------
                                              Name:  Kim D. Thorpe
                                              Title: Vice President and
                                                     Treasurer


                                        ADMINISTRATORS FOR THE PROFESSIONS, INC.


                                        By:   /s/ Kim D. Thorpe
                                            ------------------------------------
                                              Name:  Kim D. Thorpe
                                              Title: Vice President

                                        GROUP DATA CORPORATION


                                        By:   /s/ Kim D. Thorpe
                                            ------------------------------------
                                              Name:  Kim D. Thorpe
                                              Title: Vice President


                                        FPIC INTERMEDIARIES, INC.


                                        By:   /s/ Kim D. Thorpe
                                            ------------------------------------
                                              Name:  Kim D. Thorpe
                                              Title: Vice President